U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 7, 2007

ECCO ENERGY CORP.
__________________________________________________
(Exact Name of Small Business Issuer as Specified in its Charter)

NEVADA
________________________________________
(State or other Jurisdiction as Specified in Charter)

000-51656	87-0469497
(Commission file number)	(I.R.S. Employer Identification No.)

955 Dairy Ashford
Suite 206
Houston, Texas 77079
_______________________________
(Address of Principal Executive Offices)

713.771.5500
____________________
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

This Amendment No. 1 to Current Report on Form 8-K is being made to include audited statement of revenues and direct operating expenses – assets acquired from the Ronald E. Reece M.D. Revocable Trust of 2000 and Unaudited Pro Forma Consolidated Financial Statements of Ecco Energy Corp., a Nevada corporation (the “Company”), pursuant to a certain purchase and sale agreement dated August 1, 2007, as previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 13, 2007.

Reece Revocable Trust

On August 1, 2007, with an effective date of February 1, 2006, the Company entered into a purchase and sale agreement (the “Agreement”) with Ronald B. Reece M.D., Trustee of the Ronald B. Reece M.D. Revocable Trust of 2000 (“Reece Revocable Trust”). In accordance with the terms and provisions of the Agreement: (i) the Company acquired from the Reece Revocable Trust a 20% working interest in the E.C. Wilson and Wilson State Tract Leases located in Nueces County, Texas; (ii) the Company issued to the Reece Revocable Trust an aggregate of 141,750 shares of its restricted Common Stock at $0.26 per share representing an aggregate value of approximately $36,855; and (iii) the Company issued to the Reece Revocable Trust a promissory note in the principal amount of $205,548 payable in one lump sum payment on or before July 31, 2008 with interest accruing at the rate of 7% per annum payable in monthly installments on the last day of each month with the first installment due on August 31, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Audited Statement of Revenues and Director Operating Expenses – Assets Acquired From
Ronald E. Reece M.D. Revocable Trust of 2000 for fiscal years ended December 31, 2006 and 2005, which is included in Exhibit 99.1 hereof and is incorporated herein by reference.

Unaudited Statement of Revenues and Direct Operating Expenses – Assets Acquired From Ronald E. Reece M.D. Revocable Trust of 2000 for six-months ended June 30, 2007 and 2006. , which is included in Exhibit 99.2 hereof and is incorporated herein by reference.

(b) Pro forma Financial Information, herein by reference.

Ecco Energy Corp. Unaudited Pro Forma Consolidated Financial Statements which is included in Exhibit 99.3 hereof and is incorporated by reference.

(a) Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2007;
(b) Unaudited Pro Form Consolidated Statement of Operations for Year Ended December 31, 2006;
(c) Unaudited Pro Form Consolidated Statement of Operations for Six-Months Ended June 30, 2007; and
(d) Notes to Unaudited Pro Form Consolidated Financial Statements.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits

99.1	Audited Consolidated Statements of Revenues and Direct Operating Expenses for the years ended December 31, 2006, and 2005

99.2	Unaudited Consolidated Statements of Revenues and Direct Operating Expenses for the six months ended June 30, 2007 and 2006

99.3	Unaudited Pro Forma Consolidated Financial Statements for the year ended December 31, 2006 and for the six months ended June 30, 2007, and as of June 30, 2007

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
ECCO ENERGY CORP.

Date: November 8, 2007	By:	/s/ Samuel Skipper
Name: Samuel Skipper
Title: President/CEO